SCOTTSDALE MUNICIPAL AIRPARK NO. 7
                               OFFICE LEASE

  BY THIS LEASE, made and entered into this 28th day of December, 1992, parties hereto declare, covenant and agree as follows:

1.      BASIC LEASE TERMS

  1.1   The following terms shall have the meanings set forth below and in
Section 1.2 for purposes of this Lease and shall be given such meanings wherever said terms appear in this Lease, unless the context requires otherwise, subject to such adjustments, restrictions and qualifications as are expressly set forth herein:

Landlord:           Evergreen Corporate Center
              15100 N. 78th Way, Suite #200
              Scottsdale, Arizona 85260

Tenant:       Northern Arizona Eye Clinic
              15100 N. 78th Way, Suite #100
              Scottsdale, Arizona 85260

Building:           The improvement designated in Exhibit "A", commonly known as
                    Evergreen Corporate Center, and located at 15100 North 78th
                    Way, Scottsdale, Arizona, consisting of two story building comprising approximately 17,390 square feet of gross building area.

Premises:           Suite #100, more particularly indicated on the floor plan
                    attached hereto as Exhibit "B".

Net Rentable
Area Premises:      Approximately 3,254 square feet, consisting of approximately
                    2,916 square feet of floor space as indicated on the floor plan of the Premises and approximately 338 square feet of allocable common areas, calculated as described in Section
                    1.2.

Net Rentable
Area: Approximately 16,935 square feet (consisting of approximately 15,175 square feet of tenant floor space and approximately 1,760 square feet of common areas), calculated as more particularly described in Section 1.2.

Tenant's Proportionate
Share (Net Rentable
Area of Premises,
Divided by Net Rentable
Area of Building):  = 19.22% for each calendar year.  With any calendar year of which the Lease Term constitutes only a part, the Tenant's Proportionate Share shall equal the product of the foregoing percentage amount times a fraction, the numerator of which is the number of months (rounded upwards to the next whole number if the Lease Term begins or concludes in the middle of a month) during such calendar year in which the Lease Term was in existence & the denominator of which is 12.

Minimum Monthly Rent:     Months 1  - 3    See Addendum
                    Months 4  - 12   @ $3,525 ($13.00/SF)
                    Months 13 - 24   @ $3,796 ($14.00/SF)
                    Months 25 - 36   @ $4,067 ($15.00/SF)
                    Months 37 - 48   @ $4,699 ($16.00/SF)
                    Months 49 - 60   @ $4,699 ($16.00/SF)

The minimum monthly rent shall be subject to adjustment as provided in Paragraph 5.2 herein.

Commencement Date:  January 1, 1993

Lease Term:               60 months

Security Deposit:         $3,500


  1.2   CALCULATION OF NET RENTABLE AREA

  For purposes of this Lease, the following net rentable area shall be determined as follows:

        (i) Net rentable area on single tenancy floor shall be determined by measuring from the inside surface of the glass on the exterior walls to the inside surface of the glass on the opposite exterior wall and shall include all areas within the outside walls excluding vertical penetrations such as building stairs, fire towers, elevator shafts, flues, vents, stacks, pipe shafts, and vertical ducts. Vertical penetrations which are for the specific use of Tenant, such as special stairs or elevator shall be included as Net Rentable Area. No deductions from Net Rentable Area will be made for columns or projections necessary to support the Building and/or other common areas used to benefit Tenant;


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

        (ii) Net Rentable Area for partial floors shall include all space within the demised premises (measured from the midpoint of the demising walls and, in the case of exterior walls, measured as set forth in (i) above, excluding vertical penetrations such as building stairs, fire towers, elevator shafts, flues, vents, stacks, pipe shafts, and vertical ducts, plus Tenant's proportionate share (excluding single tenancy floors) of the common areas within the Building such as lobbies, corridors, toilet and mechanical rooms, telephone and electrical closets, and service areas in the Building. Vertical penetrations which are for the specific use of the Tenant such as special stairs or elevators shall be included as Net Rentable Area.

        (iii) In determining the Net Rentable Area of the Building, all common areas within the Building and all areas devoted to Tenant storage outside of the Building shall be included. In computing the Net Rentable Area of the Premises, there shall be included a pro rate share of all Common Areas within the Building and a pro rata share of any storage areas available for Tenants.

2.      PREMISES

        For and in consideration of the agreement of the Tenant to pay the rental and other sums provided for herein and to perform the terms, covenants and conditions on its part required hereunder, Landlord hereby leases the Premises to Tenant and Tenant hereby leases the Premises from Landlord. Tenant's right to use the Premises shall include the non-exclusive right to use such common areas within and appurtenant to the Building, including, without limitation and as and if available, lobbies, hallways and washroom facilities as Landlord shall designate, from time to time, subject to the terms and conditions of this Lease. Tenant hereby affirmatively and expressly waives any implied warranties in connection with the Premises and agrees to rely solely upon those representations and warranties expressly set forth in this Lease. Landlord reserves the right from time to time to change, reduce, eliminate or relocate any of said common areas. Landlord expressly reserves the use of the outside walls and roof of the Building and the air space above the Building. Tenant has no right to light or air over any premises adjoining the Building.

3.      CONSTRUCTION OF LEASEHOLD IMPROVEMENTS

  See addendum.


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
4.     LEASE TERM

  4.1 The date specified in Section 1 upon which the Lease Term shall commence is the Commencement Date. In the event Landlord is, for any reason other than delay principally caused by or attributable to Tenant,its agents or contractors, unable to deliver possession of the premises to Tenant on the Commencement Date, this Lease shall nevertheless continue in full force and effect and Landlord shall have no liability as a consequence of any such delay; provided, however, that rents otherwise payable hereunder shall abate for the period between the Commencement Date an the date of substantial completion of any improvements to the premises in accordance with Section 3 above and tender of the premises by Landlord for Tenant's occupancy
("Possession Date").   There shall be no abatement of rent if delivery of
possession of the premises by Landlord to Tenant is principally caused by or attributable to Tenant, its agents or contractors, and in such event the Commencement Date shall be deemed the Possession Date, and Landlord shall deliver the Premises to Tenant as soon thereafter as is reasonably practicable.

  4.2 If the Possession Date occurs on a date subsequent to the Commencement Date, the parties shall execute and initial the Memorandum of Possession Date set forth above. In the event Landlord shall deliver and Tenant shall accept possession of the Premises prior to the Commencement Date, the provisions of this Lease shall be applicable, and all rents shall be payable during such period prior to the Commencement Date, but the Commencement Date shall not otherwise be affected by such prior possession. All rents payable hereunder for a fractional calendar month shall be prorated on a per diem basis, calculated on the basis of a thirty (30) day month.

5.      RENTAL PAYMENTS

  5.1 Throughout the Lease Term, Tenant agrees to pay Landlord at such place as Landlord may designate, without prior demand therefore and without any deduction or set-off whatsoever, in lawful money of the United States of
America:

        (a) The Minimum Monthly Rent, in advance, on or before the first day of each calendar month during the Lease Term. Upon execution of this Lease, Tenant agrees to pay Landlord the Minimum Monthly Rent for the 1st full calendar month of the Lease Term; and,

        (b) All excise, sales, use, rental, and/or transaction privilege taxes levied or imposed, or hereafter levied or imposed, against or on account of any or all amounts payable hereunder by Tenant or the receipt thereof by Landlord (except Landlord's income

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
if any), said taxes to be paid together with the Minimum Monthly Rent, or as the Landlord may designate.

  5.2 Tenant also agrees to pay, as additional rent, the amounts required by Section 7 hereof.


6.      SECURITY DEPOSIT

  6.1 Upon occupancy of the Premises Tenant shall deposit with Landlord the Security Deposit, which sum shall be held by Landlord, without obligation for interest, as security for the performance of Tenant's covenants and obligations under this Lease. The Security Deposit is not an advance rental deposit nor a measure of Landlord's damages in the event of Tenant's default. Upon the occurrence of any event of default by Tenant, Landlord may, from time to time, without prejudice to any other remedy provided herein or by law or equity, use and apply all or any portion of the Security Deposit to the extent necessary to remedy any arrears of rent or other expense or liability caused by such event of default. Tenant shall pay to Landlord on demand any amount so applied by Landlord in order to restore the Security Deposit to its original amount.

  6.2 Prior to the time when Tenant is entitled to the return of the Security Deposit, Landlord shall not be required to segregate such deposit from other funds of Landlord, and may use the Security Deposit for such purposes as Landlord may determine. The Security Deposit shall be returned to Tenant (or, at Landlord's sole election without liability to or recourse by Tenant, to the last approved assignee, if any, of Tenant's interest hereunder) upon the expiration of the Lease Term and delivery of possession of the Premises to Landlord, if at such time, Tenant has performed and complied with all of the terms, covenants and conditions of this Lease. In the event of the termination of Landlord's interest in this Lease, Landlord shall transfer said deposit to Landlord's successor in interest, whereupon Tenant shall release Landlord from all liability for the return of such deposit or the accounting therefore.

7.      BUILDING OPERATING COSTS

  7.1   For purposes hereof:

        (a) "Building Operating Costs" shall mean those costs and expenses incurred or paid by Landlord or Landlord's agents with respect to the operation and maintenance of the Building which, in accordance with the accounting method used by Landlord on a consistent basis, as applied to the operation and maintenance of the Building, are properly chargeable to the operation and maintenance of the Building, including, without limitation:


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
              (i) all real property taxes and special assessments levied upon the Building and all appurtenant real property and improvements of Landlord and all personal property taxes levied on equipment, fixtures, and other property of Landlord located in the Building and used in connection with the operation thereof;

              (ii)  all labor costs involved in the normal
operation and maintenance of the Building;

              (iii) costs of utilities, telephone service to the building and refuse removal;

              (iv) costs of insurance maintained by Landlord with respect to the Building and Landlord's personal property used in connection therewith;

              (v) costs of janitorial, window cleaning and other cleaning contracts and services;

              (vi) costs relating to the operation and maintenance of all parking areas, service areas, walkways and landscaping, and any common areas within or appurtenant to the Building;

              (vii) a management fee, not to exceed prevailing market rates.

Building Operating Costs shall not include roof repairs or replacement, the costs of major structural repairs or extraordinary maintenance, expenses for which Landlord is reimbursed or indemnified (whether by an insurer, condemnor, tenant or otherwise), interest or amortization payments on any encumbrance, or overhead and administrative costs by Landlord not directly incurred in the operation and maintenance of the Building, except as may be otherwise specifically set forth herein.

        (b)   "Fixed Operating Costs" shall mean all Building Operating
Costs which would have been incurred by Landlord with respect to the Building regardless of whether Tenant or any other tenants occupied the Building. "Variable Operating Costs" shall mean all Building Operating Costs which are
not Fixed Operating Costs.   Building Operating Costs shall be characterized
as Fixed Operating Costs or Variable Operating Costs by Landlord's accountant in accordance with principles formulated by Landlord's accountant in accordance with this provision and consistently applied. Such characterization of Building Operating Costs shall be conclusive and binding on Tenant.

        (c) "Landlord's Contribution" shall mean that amount which shall equal, with respect to each calendar year, the product

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

of (i) six dollars ($6.00), (ii) the Net Rentable Area of the Building. Landlord shall, with respect to each calendar year, pay Building Operating Costs in an amount not to exceed the Landlord's Contribution for such calendar
year.   The Landlord's Contribution shall be allocated first to Fixed
Operating Costs and then to Variable Operating Costs.

        (d) "Reimbursement Amount" shall mean that amount, if any, by which the actual Building Operating Costs incurred by Landlord in any given calendar year exceed the Landlord's contribution for such calendar year.

        (e) "Tenant's Variable Share" shall mean that fraction, the numerator of which is the Net Rentable Area of the Premises occupied by the Tenant during each calendar year and the denominator of which is the Net Rentable Area of the Building, as such fraction shall be determined by the Landlord or its agents. For purposes of computing the fraction described in the preceding sentence, the Landlord may compute the numerator and denominator of such fraction by using a weighted average method selected by the Landlord
and consistently applied.   Consistent with a weighted average method,
adjustments may be made to (i) the numerator of said fraction to reflect for each calendar month in the relevant calendar year, the highest amount of Net Rentable Area of the Premises occupied by the Tenant at any time during each such calendar month; and to (ii) the denominator by taking the highest Net Rentable Area of the Building.

  7.2   Landlord and Tenant hereby acknowledge that the Minimum Monthly
Rent provided for hereunder has been determined based upon the assumption that the actual Building Operating Costs received by Landlord will approximate the
Landlord's Contribution.   Accordingly, Tenant hereby agrees to pay Landlord,
with respect to each calendar year, an amount equal to the sum of (i) Tenant's proportionate Share of the amount, if any, by which the Fixed Operating Expenses for such calendar year exceed Landlord's Contribution for such year, plus (ii) Tenant's Variable Share of the amount, if any, by which the Reimbursement Amount exceeds the amount of Variable Operating Costs described in clause (i) above. In computing the amounts under this Section 7.2, the Landlord's Contribution shall be allocated as described in Section 7.l(c).

  7.3   The amount of payments to Landlord provided pursuant to Paragraph
5.2 above shall be computed annually on a calendar year basis, provided, however, that Landlord may, prior to the beginning of any calendar year, estimate the amount of such reimbursement to which the Landlord will be entitled from Tenant for such calendar year and notify Tenant in writing of such amount. If Landlord provides Tenant with such notification, Tenant shall pay to Landlord on a monthly basis together with the Minimum Monthly Rent an amount which shall equal the quotient obtained by dividing the amount


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
stated in such notice by the number of payments of Minimum Monthly Rent that Tenant is obligated to make pursuant to this Lease during the calendar year to which the written notification relates.

  7.4 Unless delayed by causes beyond Landlord's control, not later than March 31st of each year during the Lease Term (and the year immediately following expiration of the Lease Term), Landlord shall provide Tenant with a statement of: (a) the Reimbursement Amount, (b) the portion of the Reimbursement Amount for which Tenant is obligated pursuant to Section 7.2, and (c) a statement showing the difference between the amounts paid by Tenant, if any, pursuant to Section 7.3, and the portion of the Reimbursement Amount for which Tenant is obligated. Tenant shall pay to Landlord any deficiency disclosed by such statement, and any overage shall be credited by Landlord to any other amounts owed by Tenant under this Lease or refunded to Tenant. In the event of the nonpayment of any amounts due hereunder, Landlord shall have with respect thereto all rights and remedies herein provided in the event of nonpayment of rent.

8.      TAXES ON PERSONAL PROPERTY

        Tenant shall pay prior to delinquency, all taxes levied upon fixtures, furnishings, equipment, and all other personal property belonging to Tenant and placed on the Premises by Tenant. In the event any of Tenant's fixtures, furnishings, equipment and other personal property shall be assessed and taxed with Landlord's real property, Tenant shall pay to Landlord its share of such taxes within twenty (20) days after delivery to Tenant by Landlord of a statement in writing setting forth the amount of such taxes applicable to Tenant's property. When possible, Tenant shall cause said fixtures, furnishings, equipment and other personal property to be assessed and billed separately from the real property of Landlord.

9.      ALTERATIONS, ADDITIONS AND IMPROVEMENTS

  9.1 Following the completion of the initial improvements of the Premises in accordance with the provisions of Section 3 hereof, Tenant shall not make, or allow to be made, any alterations, additions or improvements to the Premises without the prior written consent of Landlord, which shall not be unreasonably withheld.

  9.2   (a)   Any approved alterations, additions or improvements to the
Premises shall be surrendered by Tenant as part of the Premises, without disturbance or injury, upon the expiration or earlier termination of this Lease, unless Landlord designates in writing that such alterations, additions
or improvements shall be removed.   If requested by Landlord, upon expiration
or earlier termination of this Lease, Tenant shall, at its sole cost and

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
expense, remove any such alterations, additions or improvements made by Tenant and designated by Landlord for removal, and restore the Premises to their original condition, normal wear and tear excepted.

        (b) In the event of any injury or damage to the Premises resulting from the removal by Tenant of any alterations, additions or improvements, or fixtures, equipment and furnishings pursuant hereto, Tenant shall promptly repair the same, at its sole cost and expense, in a good and workmanlike manner, or at Landlord's election, shall pay to landlord an amount sufficient for Landlord to repair same or to compensate Landlord for such injury or damage to the Premises.

  9.3 Tenant shall keep the Premises and the Building free from any liens arising from work performed, materials furnished or obligations incurred by Tenant and shall indemnify, hold harmless and defend Landlord from any liens and encumbrances arising from any work performed or materials furnished by or at the direction of Tenant.

10.     USE

  10.1 Tenant shall use the Premises for office purposes, eye examination and surgery and other related uses, and for no other purpose.

  10.2  Tenant shall not use, occupy, suffer or permit any use of the
Premises which would (i) violate any law, ordinance, or regulation; (ii) constitute a nuisance; (iii) in any way increase the rate of fire insurance or other insurance on the Building or limit any portion of the coverage thereunder; or in any way obstruct or interfere with the rights of other
tenants.   If any such increase or limitation of coverage is stated by any insurance company or by the applicable insurance rating bureau to be due to any use or occupancy of the Premises, such statement shall be conclusive upon Tenant, subject to Paragraph 32, and Tenant shall be liable for any increase and shall reimburse Landlord on demand therefor. No vending machines shall be permitted or installed in the Premises without the prior written consent of Landlord.

11.     CARE OF PREMISES

  Tenant shall: (i) maintain the Premises in clean and sanitary condition; (ii) maintain the Premises in as good condition and repair as they were in at the commencement of the term of this Lease, reasonable wear and tear and damage from fire and other casualty for which insurance is normally procured excepted; (iii) not commit waste on the Premises, throw foreign substances in plumbing facilities, or waste any of the utilities furnished by Landlord; and (iv) not obstruct entries, halls, elevators,


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
stairways, lavatories or other common areas, and not use the same for anything other than their intended purposes.

12.     PARKING

  12.1 Tenant shall be provided three (3) covered, reserved parking spaces to be selected by Landlord.

  12.2  Tenant shall be entitled to park in common with other tenants of the Building in those areas designated for nonreserved tenant parking.
Tenant agrees to cooperate with Landlord and other tenants in the use of the
Parking facilities.   Landlord reserves the right, in its absolute discretion,
to determine whether parking facilities are becoming crowded and, in such event, to allocate parking spaces among Tenant and other tenants. No storage of vehicles or parking for more than seventy-two (72) hours shall be allowed without Landlord's prior written consent. Tenant and its employees will refrain from parking in areas designated by Landlord from time to time as visitor parking. Landlord reserves the right to remove or tow any vehicles which are or appear to be illegally or improperly parked, or abandoned, and Tenant agrees to indemnify Landlord from and against any and all claims as a result of such removal or towing, said indemnification to be in Tenant's Proportionate Share (as described herein) to the full indemnification required.

13.     INSURANCE

  13.1  (a)   During the entire Lease Term, Tenant shall, at its sole cost
and expense, procure and maintain:   (i) comprehensive general public
liability insurance against claims for personal injury, death and property damage occurring upon, in or about the Premises, with a combined single limit of not less than $1,000,000; (ii) fire and extended coverage, vandalism, malicious mischief, and special extended perils (all risk) insurance in an amount not less than the full cost of replacement of improvements by Tenant on the Premises and all of Tenant's personal property, inventory, decorations, trade fixtures, furnishings, equipment and other contents in the Premises.

        (b) All such policies of insurance shall name both Landlord and Tenant as insureds (and/or such other party or parties as Landlord may require) and shall be issued by insurance carriers acceptable to Landlord. Tenant agrees to furnish Landlord, on or before the Commencement Date, with certificates of insurance showing that insurance meeting the requirements hereof has been obtained and fully paid for by Tenant, and Tenant shall obtain a written commitment from each insurance carrier to notify Landlord in writing least ten (10) days prior to any cancellation, expiration or modification thereof.


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

  13.2 Notwithstanding the provisions of this Section 13, Tenant and Landlord each hereby waive any and all rights of recovery against the other, or against the officers, employees, agents and representatives of the other, for loss of or damage to such waiving party or its property or the property of others under its control to the extent that such loss or damage is insured against under any insurance policy in force at the time of such loss or damage, but only to the extent that such insurance policies permit such waiver.

14.     UTILITIES AND SERVICE

  14.1 Landlord shall furnish to the Premises between the hours of 7:00 a.m. and 10:00 p.m. Monday through Friday and between the hours of 8:00 a.m. and 5:00 p.m. on Saturday, except legal holidays, the following services:

        (a) Air conditioning, heating and ventilation, subject to prudent energy conservation practices and the availability of energy resources;

        (b) Electric current for normal lighting purposes and operation of small business or medical machines such as typewriters, adding machines, small copying machines, small copying machines and calculators;

        (c) Usual janitorial and maintenance service, including vacuuming and sweeping of floors, dusting, emptying of wastebaskets, and replacement of fluorescent tubes in the standard lighting fixtures installed in the Premises by Landlord. Landlord shall also maintain and keep lighted the common entries and toilet rooms in the Building;

        (d)   Elevator service; and

        (e) All water service to the Building, subject to the imposition of mandatory use or quantity limitations by applicable governmental agencies or authorities.

  14.2 Tenant shall not, without the written consent of Landlord, use any apparatus or device in the Premises other than those business machines referred to above, that will in any way increase the amount of electricity or water usually furnished or supplied for use of the Premises as general office space, or that will materially affect the temperature otherwise maintained by the air conditioning system. Landlord may cause an electric current or water meter to be installed in the Premises to measure the amount of electric current or water consumed for any such additional use, and shall have the right to install any machinery and equipment which Landlord reasonably deems necessary to restore temperature balance, including, without limitation, modifications to the standard air


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


conditioning equipment, with the costs of such installation and any additional cost of operation and maintenance occasioned thereby to be paid by Tenant.

  14.3 If Landlord provides electrical power in excess of normal office usage levels in order for Tenant to operate any heat generating data processing or other equipment requiring extra electrical power, and the Premises are not separately metered, or if Landlord provides any other utility or service which is in excess of that contemplated for routine office purposes, including additional cooling necessitated by Tenant's equipment, Landlord shall reasonably determine the cost of such additional power or additional utility or service, and Tenant shall pay the cost thereof on a monthly basis to Landlord within ten (10) days after invoice. Tenant, at its cost and expense, shall provide telephone service to the Premises, and Tenant shall pay all charges for said telephone service.

  14.4 Landlord shall in no event be liable for any interruption or failure of utility services on the Premises, nor for any reduction of energy consumption within the Premises as required by any mandatory or voluntary fuel or energy allocation or conservation statute, regulation, order or program, nor shall this lease be affected thereby.

15.     MAINTENANCE AND REPAIR

  15.1 Subject to the provisions of Section 14 and Section 17 hereof, Landlord shall repair and maintain the Building structures and public areas, and all Building systems and equipment such as plumbing, electrical, heating, air conditioning and ventilating.

  15.2 Tenant agrees to make all repairs to the Premises not required to be made by Landlord and perform all redecorating, remodeling, alterations, and painting required by Tenant and permitted by Landlord during the Lease Term. Tenant shall pay for any repairs to the Premises or the Building resulting from any misuse or neglect of Tenant, or its employees or invitees (as, by way of example and not as a limitation, excessive wear to carpeted areas resulting from Tenant's failure to use appropriate carpet, casters or floor mats). Tenant shall maintain the Premises in a safe, clean, neat and sanitary condition.

16.     LIABILITY

  16.1 Tenant shall indemnify and hold Landlord harmless from any and all claims arising from Tenant's use of the Premises or the conduct of its business or from any activity engaged in or permitted by Tenant on or about the Premises, and shall further indemnify and hold Landlord harmless from any and all claims arising from any


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

breach or default in the performance of any obligation of Tenant under this Lease, or arising from any act or negligence of Tenant, or of its agents or employees, and from all costs, attorneys' fees, expenses and liabilities incurred by Landlord as a result of any such claim or action or proceeding brought thereon. The foregoing shall not be deemed to release or waive any of Tenant's rights or remedies against Landlord for damage or injuries caused to persons or property resulting from Landlord's negligence or willful misconduct.

  16.2 Landlord shall not be liable for injury to Tenant's loss of income therefrom or for damage that may be by the person or property of Tenant, its employees, invitees, customers, agents or contractors or any other tenant of the Building or other person in or about the Premises, caused by or resulting from fire, steam, electricity, gas, water or rain, which may leak or flow from or into any part of the Premises, or from the breakage, leakage, obstruction or other defects of the pipes, sprinklers, wires, appliances, plumbing, air conditioning or lighting fixtures, whether said damage or injury results from conditions arising upon the Premises or upon other portions of the Building, except to the extent such damage or injury is caused by Landlord's failure to make necessary repairs for which it is responsible within a reasonable time from the receipt of notice from Tenant of the necessity therefor. Tenant shall give immediate notice to Landlord in the event of fire or accident to or defect in the Premises or the Building or any of its fixtures, appurtenances or equipment, and shall cooperate with Landlord and the insurance carrier in processing any insurance claim.

  16.3 Landlord's liability for loss resulting from its failure, by negligence or otherwise, to comply with any federal, state or local laws, ordinances or regulations shall be and hereby is expressly limited to the costs of remedying, repairing, replacing or removing any objects, hazards or structures deemed to be in violation of any such laws, ordinances or regulations, and Landlord shall not be liable for any other incidental or consequential damages suffered or incurred by Tenant, its agents or employees as a result thereof. Landlord shall have a reasonable time, after receiving written notice of any such violation from Tenant or any other party, to remedy such violation. The existence of any such violation and the necessary time to correct same shall not constitute grounds for constructive eviction or breach of any implied or express warranty, except to the extent such damage or injury is caused by Landlord's failure to make necessary repairs for which it is responsible within a reasonable time from the receipt of notice from Tenant of the necessity therefor.


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17.     DAMAGE OR DESTRUCTION

  17.1  In the event all or substantially all of the premises or the
Building are destroyed by fire or any other casualty so as become untenantable, Landlord may elect to terminate this Lease as of the date of such damage or destruction, by notice to Tenant within thirty (30) days
thereafter.   In the alternative, Landlord in its sole discretion may elect to repair or rebuild the Premises or the Building as promptly as possible at the expense of Landlord. In the event Landlord elects to so repair or rebuild but fails to substantially complete such repair or rebuilding within one hundred eighty (180) days after such damage or destruction occurs (extended for delays due to causes beyond the control of Landlord), then either party may thereupon terminate this Lease by notice to the other party no later than ten
(10) days after expiration of said one hundred eighty (180) day period or extension thereof. If the Premises or the Building shall be partially damaged or injured by fire or other casualty, Landlord shall promptly repair or
rebuild the same.   In connection with any repair or rebuilding by Landlord
hereunder, should there be a substantial interference with Tenant's use of the Premises, Tenant shall be entitled to a proportionate reduction of Minimum Monthly Rent while such repairs are being made, be based upon the extent other effects resulting from the casualty shall interfere with the business conducted by Tenant in the Premises; provided, however, that rent shall not abate if such damage was caused by Tenant, its agents, employees and invitees, and further provided that Tenant shall not be permitted to terminate this Lease except as set forth herein.

  17.2 Notwithstanding anything contained herein to the contrary, in the event the holder of any indebtedness secured by a mortgage or deed of trust covering the Premises requires that the insurance proceeds be applied to such indebtedness, then Landlord shall have the right to terminate this Lease by delivering written notice of termination to Tenant, whereupon all rights and
obligations hereunder shall cease and terminate.   No damages, compensation or
claim shall be payable by Landlord to Tenant for inconvenience, loss of business or annoyance from any repair or rebuilding of any portion of the Premises or the Building or from the termination of this Lease pursuant to this Section 17.

18.     CONDEMNATION

        If all or any part of the Premises or the Building shall be taken for public or quasi-public use under any governmental law, ordinance or regulation, or by right of eminent domain, or consent sale in lieu thereof, and such taking renders the Premises untenantable for Tenant's business, this Lease shall terminate as of the date of transfer of possession of the Premises or the Building, as the case may be, is transferred to the condemning authority. In the event of any condemnation, Tenant shall have no claim against Landlord or the condemning authority for the value of any unexpired term of this Lease. All compensation or damages awarded for such taking or transfer shall belong to and be the property of Landlord, except for any specific award to Tenant for fixtures and improvements installed by Tenant at its expense.

19.     SALE BY LANDLORD

        Landlord may sell, transfer, assign or otherwise dispose of the Premises, the Building, and any and all real or personal property appurtenant thereto, or this Lease, or any part thereof or interest therein at any time without the consent of Tenant. Upon such sale, transfer, assignment or disposal of all its interest in the Premises, the Building or this Lease, Landlord shall be relieved of all obligations hereunder on the condition that Landlord's successor-in-interest shall expressly assume such obligations. This Lease shall not be affected by any such sale, transfer, assignment or disposal of Landlord's interest and Tenant agrees to attorn to Landlord's purchaser or assignee.

20.     ASSIGNMENT AND SUBLETTING

  20.1 Tenant shall not assign, transfer, mortgage, pledge, hypothecate or encumber this Lease, or any interest therein, and shall not sublet the leased premises or any part thereof, or any right or privilege appurtenant thereto, or suffer any person (except the agents and servants of Tenant) to occupy or use the leased premises, or any portion thereof, without first obtaining the written consent of Landlord, which consent may not be unreasonably withheld.

  20.2 Any consent obtained hereunder to one such assignment, subletting, occupation, or use by any other person shall not be deemed to be a consent to any subsequent assignment, subletting, occupation or use by another person, nor shall such consent be deemed a waiver by Landlord of Landlord's right to withhold its consent as provided hereunder as to any subsequent assignment, subletting, occupation or use by another person.

  20.3 Any assignment or subletting permitted hereunder shall expressly provide, and shall be permitted solely upon the condition that, the assignee or sublessee, as the case may be, shall be fully bound to Landlord, its successors or assigns, by full privity of contract, as well as by privity of estate; and that each such assignee or sublessee shall be fully bound to perform all covenants of this Lease; and that no subsequent assignment, subletting, occupation or use shall relieve Tenant or any prior or earlier assignee or sublessee of its contractual obligations as described herein to Landlord.

  20.4 Any assignment, transfer, mortgage, pledge, hypothecation or encumbrance of this Lease, without the consent required and described herein, shall be void, and not voidable, and shall at the sole option of Landlord terminate this Lease.

  20.5 This Lease shall not, nor shall any interest therein, be assignable as to any interest of Landlord by operation of any law, without the written consent of Landlord, which consent may be withheld for any reason in Landlord's sole discretion.

  20.6 Tenant shall pay Landlord's reasonable attorneys' fees in connection with giving the consent required and described herein.

  20.7 If Tenant or any assignee or sublessee assigns this Lease sublets the Premises or any portion thereof for a rental (or pro rata rental if only a portion of the Premises is sublet) greater than that paid to Landlord hereunder, such excess shall be paid to Landlord as received.

21.     ESTOPPEL CERTIFICATE

  21.1 Tenant shall within twenty (20) days following any written request from Landlord, execute, acknowledge and deliver to Landlord a written statement certifying: (a) that this Lease is in full force and effect and stating the nature of any modification hereto; (b) the dates to which the rentals and other charges are paid in advance, if any; (c) there are not, to Tenant's knowledge, any defaults on the part of Landlord hereunder, or specifying such defaults if they are claimed; and (d) such other matters as may reasonably be requested by Landlord. Any such statement may be relied upon by any prospective purchaser or encumbrancer of all or any portion of the Building or the Premises. Tenant's failure to deliver such statement within such time shall be conclusive upon Tenant (a) that this Lease is in full force and effect, without modification except as may be represented by Landlord, (b) that there are no uncured defaults in Landlord's performance, and (c) that not more than one month's rent has been paid in advance.

  21.2 Prior to execution of this Lease, or if Landlord desires to finance or refinance the Building or any part thereof, Tenant, hereby agrees to deliver to Landlord or to any lender designated by Landlord, such financial statements of Tenant as may be reasonably required by landlord or such lender, to be received by Landlord in confidence and used only for the purpose of evaluating Tenant's financial condition. In addition, Tenant will not unreasonably withhold its consent to any modifications to this Lease required as a condition to such financing; provided, however, that such modifications do not increase the obligations of Tenant hereunder or materially adversely affect the leasehold interest hereby created.

22.   DEFAULT OF TENANT

  22.1 If Tenant should fail to pay any part of the rentals herein provided, or any other sum required by this Lease to be paid to Landlord at the time or in the manner provided herein, for a period of twenty (20) days after receipt by Tenant of written notice from Landlord, or if default should be made in any of the other covenants, terms or provisions to be performed by Tenant hereunder and such default should continue for a period of forty-five
(45) days following receipt of written notice thereof from Landlord to Tenant, or should Tenant's interest herein be terminated or assigned by operation of law or otherwise, including, without limitation, the filing of a petition by or against Tenant (or any member of Tenant if Tenant is a partnership or joint venture) under any insolvency or bankruptcy act, or should Tenant make a general assignment for the benefit of creditors, or if Tenant should become insolvent, or if Tenant should vacate or abandon the Premises, Landlord shall have all rights and remedies it may have hereunder or at law or in equity.

  22.2 In the event Landlord shall fail to receive any installment of rent or any other sum due hereunder within ten (10) days after such payment is due, Tenant shall pay to Landlord a late charge in an amount equal to twenty percent (20%) of such payment; and the failure to pay such sums due and the late charge as described herein, within twenty (20) days after written demand therefor shall be an event of default hereunder. The provision for such late charge shall be in addition to all of Landlord's other rights and remedies hereunder or at law, and shall not be construed as liquidated damages or as limiting Landlord's remedies in any manner.

  22.3 No act or conduct of Landlord, whether consisting of the acceptance of the keys to the Premises, or otherwise, shall be deemed to be or constitute an acceptance of the surrender of the Premises by Landlord prior to the expiration of the term hereof, and such acceptance by Landlord of surrender by Tenant shall only be effected, and must be evidenced, by written acknowledgment of acceptance of surrender signed by Landlord. In the event the Premises are relet at a rental which exceeds that owing from Tenant herein, Tenant expressly agrees that Tenant, its successors, assigns and representatives have no claim to or interest in the said profit, and that the said profit is properly owing solely to Landlord as Landlord's agreed, stated and liquidated fees, costs, expenses and compensation incurred or owing as a result of Landlord's efforts in connection with the reletting of the leased premises to mitigate Tenant's damages as a result of Tenant's default, but do not constitute Landlord's liquidated damages of Tenant's whole default.

23.     DEFAULT BY LANDLORD

  23.1 Landlord shall not be deemed to be in default under this Lease until Tenant has given Landlord written notice specifying the nature of the default which Landlord is obligated to cure, and Landlord has failed to cure such default within thirty (30) days after receipt of such notice, provided however, in the case of a default which cannot be cured with due diligence within a period of thirty (30) days, Landlord shall have such additional time to cure such default as may be reasonably necessary, provided Landlord proceeds promptly and with due diligence to cure such default after receipt of said notice.

  23.2 Upon written request by Landlord, Tenant shall serve notice of any alleged default or breach by Landlord under this Lease upon any mortgagee or trust deed beneficiary of any realty mortgage or deed of trust of record encumbering the Building or any part thereof. Tenant further agrees that if Landlord shall have failed to cure such default within the time provided for in this Lease, then any lender or mortgagee shall have an additional thirty
(30) days within which to cure such default, or if such default cannot be cured within that time, then such additional time as may be necessary if within said thirty (30) days, such mortgagee has commenced and is diligently pursuing the action necessary to cure such default (including, but not limited to, commencement of foreclosure proceedings, if necessary to effect such cure), in which event this Lease shall not be terminated while such remedies are being so diligently pursued.

24.     ACCESS BY LANDLORD

        Landlord and Landlord's agents and representatives shall have the right to enter into and upon the Premises at all reasonable time, including before or after usual business hours, for the purpose of inspecting the Premises, making repairs thereto, maintaining or adding any services to be provided by Landlord or Tenant hereunder, performing any of the foregoing functions with respect tenant space of common areas adjacent to the Premises, or for any other lawful purpose. In addition, Landlord reserves the right, during the final six (6) months of the Lease Term, to enter the Premises during reasonable business hours and in a reasonable manner for the purpose of showing the Premises to prospective tenants or purchasers, and to place on or about the Premises appropriate signs indicating that the Premises are available for sale or lease.

25.     SUBORDINATION AND ATTORNMENT

        Upon written request of the Landlord, and any Mortgagee or Deed of Trust beneficiary of the Landlord, Tenant will, in writing, subordinate its rights hereunder to the lien of any Mortgage or Deed of Trust, now or hereafter in force against the land or building of which the Premises are a part and upon any building hereafter placed upon the land of which the premises are a part, and to all advances made or hereafter to be made upon the security thereof, so long as the document to be executed by Tenant provides that if it is not in default hereunder, this lease shall remain in full force and effect for the full term hereof.

        In the event any proceedings are brought for foreclosure or in the event exercise of the power of sale under any Mortgage or Deed of Trust made by the Landlord covering the Premises, the Tenant shall attorn to the purchaser upon any such foreclosure or Deed in lieu of the foreclosure or sale and recognize such purchaser as the Landlord under this lease.

26.     SURRENDER OF PREMISES AND HOLDING OVER

        Except as provided hereinafter, upon the expiration or earlier termination of this Lease, Tenant shall quit and surrender the Premises, in good condition and repair (reasonable wear and tear excepted). If the Premises are not surrendered at the end of the Lease Term, Tenant shall indemnify Landlord against any loss or liability resulting from delay by Tenant in so surrendering the Premises, including without limitation, any claims made by any succeeding tenant based on such delay. If Tenant or any successor-in-interest of Tenant, should remain in possession of the Premises after the expiration of the Lease Term without executing a

        If either party hereto shall be delayed or prevented from the performance of any act required hereunder by reason of acts of God, strikes, lockouts, labor disputes, civil disorder, inability to procure materials, restrictive governmental laws or regulations or other cause without fault and beyond the control of the party obligated (financial inability excepted), performance of such act shall be excused for the period of delay; provided, however, nothing in this Section 29 shall excuse Tenant from the prompt payment of any rental or other charge required of Tenant hereunder except as may be expressly provided elsewhere in this Lease.

30.     BROKER'S COMMISSIONS

        Tenant represents and warrants that there are no claims for brokerage commissions or finder's fees in connection with this Lease (excepting commissions or fees approved or authorized in writing by Landlord) and agrees to indemnify Landlord against and hold it harmless from all liabilities arising from such claims, including any attorneys' fees connected therewith.

31.     RULES AND REGULATIONS

        Tenant agrees to observe and comply with all Rules and Regulations of the Building, reasonably imposed by Landlord from time to time for the proper enjoyment, cleanliness, appearance, maintenance and reasonable use of the Premises and the Building by all tenants and their agents, customers,
clients and employees.   The existing Rules and Regulations are attached
hereto as Exhibit "G" and incorporated herein by this reference, and may be supplemented, reasonably modified and amended from time to time, by Landlord on reasonable notice to Tenant. Breach of such Rules and Regulations shall constitute a default by Tenant entitling Landlord, upon written notice in accordance with the provisions of Section 22 hereof, to exercise the remedies contained therein for such default. Landlord shall use its best efforts to secure compliance by all tenants and other persons with Rules and Regulations from time to time in effect, but shall not be responsible to Tenant for failure of any person to comply with such Rules and Regulations.

32.     RIGHT TO CONTEST

  32.1 After written notice to Landlord, Tenant may at its expense contest by appropriate legal proceedings conducted in good faith the amount, validity or application, in whole or in part, of any legal requirement, lien or other adverse claim of a third party, provided: (a) Tenant shall not be in default under this Lease; (b) Landlord shall not be subject to civil or criminal liability for failure to comply with the legal requirement or adverse claim in question; (c) Tenant shall have furnished security in the amount required in such proceedings, if any, or in the amount reasonably requested by Landlord, whichever is greater, it being understood that in the case of claimed or potential liens the amount of the security shall be one hundred percent (100%) of the amount of the claim or potential lien; and (d) Tenant conducts the contest with due diligence. Upon the termination of any legal proceeding hereunder, Tenant shall immediately comply with any decision, order or judgment issued herein.

  32.2  During the period Tenant conducts any contest in accordance with this paragraph 32.1, Tenant shall be relieved from its obligations under this Lease with respect to the legal requirement, lien or adverse claim in
question.   Tenant agrees to indemnify, defend and save Landlord harmless from and against any claim, liability or expense, including reasonable attorneys' fees, resulting from any contest by Tenant.

33.     MISCELLANEOUS

  33.1 All notices and communications of any kind which either party to this Lease may be required or desires to serve upon the other shall be in writing and served to Landlord and to Tenant by personal service or by leaving a copy of such notice, demand or communication at the appropriate address indicated in Section 1 hereof, whereupon such service shall be deemed complete, or by mailing a copy thereof by certified or registered mail, such services shall be deemed complete on the day of actual delivery as shown by the addressee's receipt or at the expiration of the third day of mailing, whichever first occurs. Either party may change its address from time to time by giving written notice to the other.

  33.2 This Lease shall be construed in accordance with and governed by the laws of the State of Arizona. Any term or provision of this Lease which now or hereafter is declared contrary to any law, order, ordinance or requirement of any governmental authority, whether now in force or enacted or promulgated in the future, or which is otherwise invalid, shall be deemed stricken from this Lease without impairing the validity of the remainder of this Lease.

  33.3 Time is of the essence of this Lease. The terms and provisions hereof shall be binding upon and inure to he benefit of the heirs, executors, administrators, personal representatives, successors and assigns hereto. If Tenant shall be more than one party, then the obligations imposed upon Tenant hereunder shall be joint and several.

  33.4 All rights and remedies of Landlord under this Lease shall be cumulative and none shall exclude any other rights and remedies allowed by law. No delay or omission of either party to exercise any right or power arising from any default or an acquiescence therein. No waiver by either party of the breach of any covenant of this Lease by the other party shall be construed as a waiver of any preceding or succeeding breach of the same or any other covenant or condition of this Lease, nor shall the acceptance of rent during any period in which Tenant is in default in any respect, other than the payment of rent, be deemed to be a waiver of such default by Landlord.

  33.5 The captions appearing herein are for convenience only and are not a part of this Lease nor do they limit or amplify any term or provision herein. The terms and provisions hereof shall. apply without regard to the number or gender of words and expressions used herein.

  33.6 This Lease contains the entire understanding and agreement of the parties hereto with respect to all matters referred to herein, and all prior negotiations and understandings are superseded hereby and merged into this
Lease.   No party hereto shall be liable or bound to any other party in any manner or by any agreement, warranty, representation or guarantee except as specifically set forth herein. This Lease may be amended or modified only by a written instrument signed by the parties hereto.

  33.7 The relationship of the parties created by this agreement shall be solely that of landlord and tenant and under no circumstances shall one party be considered as partner, joint venturer, or agent of the other, provided that this provision shall not affect the relationship of the parties pursuant to any other agreement, including without limitation, Landlord's partnership agreement.

  33.8 Except as otherwise provided herein, any monies due from Tenant to Landlord hereunder which are not paid when due shall bear interest at the maximum rate permitted by law from the due date until paid, or eighteen percent (18%) per annum if no such maximum rate is stated, but the payment of such interest shall not excuse or cure any default by Tenant under this Lease. The acceptance or endorsement by Landlord of any payment or check from Tenant shall not be deemed an accord and satisfaction and shall not prejudice Landlord's right to recover the balance of any amounts due under the terms of this Lease, unless otherwise expressly agreed by Landlord in writing.

  33.9 In the event of any legal action or proceeding brought by either party hereto against the other arising out of this Lease, the prevailing party shall be entitled to recover its actual attorneys' fees incurred in such legal action or proceeding and such attorneys' fees shall be included in any judgment rendered, as determined by the Court and not the jury, together with such party's taxable costs and other chargeable expenses. In addition, if any person shall institute an action against Tenant in which Landlord is involuntarily and without cause made a party defendant, Tenant shall indemnify, defend and save Landlord harmless from all liability by reason thereof, including actual attorneys' fees and all costs incurred by Landlord in such action.

  33.10 Tenant shall not record this Lease without Landlord's prior written consent, and such recordation shall, at the option of Landlord, constitute a non-curable default of Tenant hereunder. The parties hereto agree to executed, acknowledge and deliver such further documents as may be necessary or proper to carry out the purpose and intent of this Lease and, in this regard, either party shall, upon request of the other, execute, acknowledge and deliver to the other a "short form" memorandum of this Lease for recording purposes.

  33.11 If Tenant is a corporation, each individual executing this Lease on behalf of said corporation represents and warrants that he is duly authorized to execute and deliver this Lease on behalf of said corporation in accordance with a duly adopted resolution of the board of directors of said corporation or in accordance with the bylaws of said.

34.     ADDENDUM

  An Addendum is attached and a part of this agreement.

  The parties hereto have duly executed this Lease effective as of the day and year first above written.

LANDLORD:                          TENANT:


/s/  Steve Welker                  /s/  Greg Hansen
---------------------------        ---------------------------
Evergreen Corporate Center         Northern Arizona Eye Clinic

Its  Controller                    Its Admin NAEC
     ----------------------            -----------------------

                                 ADDENDUM

To Lease Agreement dated ____________, 1992 by and between Evergreen Corporate Center and Northern Arizona Eye Center.

The following are included and a part of the lease agreement:

1)      TENANT IMPROVEMENTS:    Landlord shall provide for construction of
Tenant Improvements, with exact scope of improvements to be mutually agreed
between Landlord and Tenant.   Landlord's total cost of Tenant improvements
shall not exceed $5,000 without further agreement between Landlord and Tenant. Tenant may elect to proceed with Tenant Improvements with reimbursement upon
completion by Landlord.   Said reimbursement shall not exceed $5,000. and all
of the Landlords contribution shall be utilized for actual improvements to the leased premises (i.e. carpet, paint, lighting or modifications or improvements). Improvements shall be provided by Licensed contractors and subject to the written approval of the Landlord.

2) FINANCIAL REVIEW BY LANDLORD: Landlord reserves the right to review suitable financial statements and corporation documents of the Tenant prior to final execution of the lease agreement and construction of the Tenant improvements.

3)      RENT ABATEMENT:   Monthly Rent shall be abated for months 1-3.

4)      LEASE TERMINATION:      In the event that City of Scottsdale Zoning
regulations should be changed and the Tenant's use not allowed under a grandfathered use provision, Tenant may void this lease by providing documentation of the Tenants use being non-conforming. Tenant shall extend reasonable efforts to make the use conforming (i.e. - special use permits or variance). Tenant shall reimburse landlord for all expenses incurred by Landlord in regards to the lease including Landlords cost of Tenant
improvements, Real Estate commissions and rent abatements.   These cost shall
be prorated by the length of tenants occupancy at the time of termination. Tenant shall provide 60 days notice prior to exercising this right of termination.

5)      SECOND RIGHT  OF REFUSAL:     Tenant shall have a Second Right of
refusal, subordinate to an existing First right by USA Communications, Inc. for contiguous space in the building. Tenant shall have the right to match any bona fide offer to lease which is deemed acceptable to Landlord. Tenant shall have 15 Days from receipt of said offer to exercise this right of refusal.

6) EXISTING LEASE ON SUITE 207: Landlord and Tenant have previously executed a lease on Suite 207 of the Evergreen Corporate Center. Landlord and Tenant agree that upon full and binding execution of this lease agreement and the depositing of any additional security deposit or rents, the previous agreement shall be Null and Void. Furthermore, upon mutual execution and depositing of funds, Landlord and Tenant shall execute a lease memorandum which shall evidence the voiding of the previous lease agreement.

7)      PRIOR LEASE ON SUITE 100:     Tenant herein acknowledges that the
premises (Suite 100) is currently under lease and this lease agreement shall be subject to Landlords obtaining a full release of the current Suite 100 lease obligation from the current Tenant (USA Print Cause Share Marketing) and USA Print Cause Share Marketing execution of written agreement voiding the
existing lease.   Said release to be obtained within 5 working days of
execution of this lease agreement.

LANDLORD:                          TENANT:

/s/  Steve Welker                  /s/  Greg Hansen
---------------------------        ---------------------------
Evergreen Corporate Center         Northern Arizona Eye Clinic


LANDLORD:                          TENANT:

/s/  C. N. Ray                     /s/  J. Charles Casebeer
---------------------------        ---------------------------
Evergreen Corporate Center         Northern Arizona Eye Clinic

                                 EXHIBIT C

                           Rules And Regulations

         Attached to and forming a part of the AGREEMENT OF LEASE

  1.     SECURITY.  Landlord may from time to time adopt appropriate systems and procedures for the security or safety of the Project or Building, any persons occupying, using or entering the same, or any equipment, furnishings or contents thereof, and Tenant shall comply with Landlord's reasonable requirements relative thereto. Landlord may refuse admission to the Project or the Building outside or ordinary business hours to any person not having a pass issued by Landlord or not properly authorized and may require all persons admitted to or leaving the Project or Building outside of
ordinary business hours to register.   All entrance doors in the Demised
Premises shall be left locked when the Demised Premises are not in use.

  2.    LOCKS.      Landlord may from time to time install and change
locking mechanisms on entrances to the Building, common areas thereof, and the Premises, and (unless 24-hour security is provided by the Building) shall provide to Tenant a reasonable number of keys and replacements (at Tenant's
cost) therefor to meet the bonafide requirements of Tenant.   In these rules
"keys" include any device serving the same  purpose.   Tenant shall not add to
or change existing locking mechanisms on any door in or to the Premises without Landlord's prior written consent. If, with Landlord's consent, Tenant installs lock(s) incompatible with the Building master locking system:

  (a) Landlord, without abatement of rent, shall be relieved of any obligation under the Lease to provide any service to the affected areas which require access thereto,

  (b) Tenant shall indemnify Landlord against any expense as a result of forced entry thereto which may be required in an emergency, and

  (c) Tenant shall at the end of the term and at Landlord's request remove such lock(s) at Tenant's expense.

  3.    RETURN OF KEYS.   At the end of the Term, Tenant shall promptly
return to Landlord all keys for the Building and Premises which are in possession of Tenant.

  4.    WINDOWS.    Tenant shall observe Landlord's rules with respect to
maintaining window coverings at all windows in the Premises so that the Building presents a uniform exterior appearance, and shall not install any window shades, screens, drapes, covers or other materials on or at any window in the Premises without Landlord's prior written consent. Tenant shall ensure that window coverings are closed on all windows in the Premises while they are
exposed to the direct rays of the sun.   No awnings or other projections over
or around the windows or entrances of the Demised Premises shall be installed by any Tenant.

  5.    REPAIR, MAINTENANCE ALTERATIONS AND IMPROVEMENTS.     Tenant shall
carry out Tenant's repair, maintenance, alterations and improvements in the Premises only during times agreed to in advance by Landlord and in a manner which will not interfere with the right of other tenants in the Building.

  6.    WATER FIXTURES.   Tenant shall not use water fixtures for any
purpose for which they are not intended, nor shall water be wasted by
tampering with such fixtures.   Any cost or damage resulting from such misuse
by Tenant shall be paid for by Tenant.

  7. PERSONAL USE OF PREMISES. The Premises shall not be used or permitted to be used for residential, lodging or sleeping purposes or for the storage of personal effects or property not required for business purposes.

  8.    HEAVY ARTICLES.   Tenant shall not place in or move about the
Premises without Landlord's prior written consent any safe or other heavy article which in Landlord's reasonable opinion may damage the Building, and Landlord may designate the location of any heavy articles in the Premises.

  9.    CARPET PADS.      In those portions of the Premises where carpet
has been provided directly or indirectly by Landlord, Tenant shall, at its own expense, install and maintain pads to protect the carpet under all furniture having casters other than carpet casters.

  10.   BICYCLES, ANIMALS.      Tenant shall not bring any animals or
birds into the Building, and shall not permit bicycles or other vehicles inside or on the sidewalks outside the Building except in areas designated from time to time by Landlord for such purposes.

  11. DELIVERIES. Tenant shall ensure that deliveries of materials and supplies to the Premises are made through such entrance, elevators and corridors and at such times as may from time to time be designated by Landlord, and shall promptly pay or cause to be paid to Landlord the cost of repairing any damage in the Building caused by any person making such deliveries.

  12.   FURNITURE AND EQUIPMENT.      Tenant shall insure that furniture
and equipment being moved into or out of the Premises is moved through such entrances, elevators and corridors and at such times as may from time to time be designated by Landlord, and by movers or a moving company approved by Landlord, and shall promptly pay or cause to be paid to Landlord the cost of repairing any damage in the Building caused thereby.

  13.   SOLICITATIONS.    Landlord reserves the right to restrict or
prohibit canvassing, soliciting or peddling in the Building.

  14.   FOOD AND BEVERAGES.     Only persons approved from time to time by
Landlord may prepare, solicit orders for, sell, serve or distribute foods or beverages in the Building, or use the elevators, corridors or common areas for any such purpose. Except with Landlord's prior written consent, which shall not be unreasonably withheld, and, in accordance with arrangements approved by Landlord, Tenant shall not permit on the Premises the use of equipment for dispensing food or beverages or for the preparation, solicitation of orders for, sale, serving or distribution of food or beverages.

  15.   REFUSE.     Tenant shall place all refuse in proper receptacles
provided by Tenant at its expense in the Premises or in receptacles (if any) provided by Landlord for the Building and shall keep sidewalks and driveways outside the Building and lobbies, corridors, stairwells, ducts and shafts of the Building free of all refuse.

  16.   OBSTRUCTIONS.   Tenant shall not obstruct or place anything in or
on the sidewalks or driveways outside the Building or in the lobbies, corridors, stairwells or other common areas of the Building, or use such locations for any purpose except access to and exit from the premises without Landlord's prior written consent. Landlord may remove at Tenant's expense any such obstruction or thing (unauthorized by Landlord) without notice or obligation to Tenant.

  17.   DANGEROUS OR IMMORAL ACTIVITIES.    Tenant shall not make any use
of the Premises which involves the danger of injury to any person, nor shall the same be used for any immoral purpose.

  18.   PROPER CONDUCT.   Tenant shall not conduct itself in any manner
which is inconsistent with the character of the Building as a first quality building or which will impair the comfort and convenience of other tenants in the Building.

  19.   EMPLOYEES, AGENTS AND INVITEES.     Landlord  shall have the right
to control and operate the public portions of the Building and the public facilities, as well as facilities furnished for the common use of the tenants, in such manner as it deems best for the benefit of the tenants
generally.   No Tenant shall invite to the Demised  Premises, or permit the visit of, persons in such numbers or under such conditions as to interfere with the use and enjoyment of the entrances, corridors, elevators and
facilities of the Building by other  tenants.   In these Rules and
Regulations, Tenant includes the employees, agents, invitees and licensees of Tenant and others permitted by Tenant to use or occupy the Premises.

  20.   RESTRICTIONS.     Tenant shall not violate any of the Rules or
Restrictions and shall use its best efforts to prevent its employees or invitees from committing any such violations.

LANDLORD:                          TENANT:

/s/  Steve Welker                  /s/  Greg Hansen
---------------------------        ---------------------------
Evergreen Corporate Center         Northern Arizona Eye Clinic

                                 EXHIBIT A

                                   Legal

  Attached to and forming part of the AGREEMENT OF LEASE

  Lease to: Northern Arizona Eye Center

  Dated: ______________________________


                        Evergreen Corporate Center

                Lot 12 Scottsdale Industrial Airpark Unit 7
               as recorded in book 234 of maps, page 27 MCR.